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                      SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST EVENT REPORTED: AUGUST 22, 2001
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                          INTERNET CAPITAL GROUP, INC.

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               (Exact name of registrant as specified in charter)


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
         DELAWARE                               0-26929                               23-2996071
  (State of Incorporation)                (Commission File Number)                (I.R.S. Employer
                                                                                 Identification No.)
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          435 Devon Park Drive, Building 600, Wayne, Pennsylvania 19087
          -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (610) 989-0111
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              (Registrant's telephone number, including area code)




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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

         On August 22, 2001, ICG Holdings, Inc. ("ICG Holdings"), a Delaware corporation and wholly-owned subsidiary of Internet Capital Group, Inc., a Delaware corporation (the "Company"), sold all of its debt and equity interests in RightWorks Corporation, a California corporation ("RightWorks"), to i2 Technologies, Inc., a Delaware corporation ("i2"), for approximately 4,487,000 shares of i2's common stock. Approximately 469,000 of the shares issued to ICG Holdings will remain in escrow for one year. The disposition was consummated pursuant to an Agreement and Plan of Reorganization dated March 8, 2001 (the "Merger Agreement") among i2, RightWorks and Rome Merger Corp., a California corporation and wholly-owned subsidiary of i2 ("Merger Sub"), whereby Merger Sub merged with and into RightWorks (the "Merger"). At the effective time of the Merger, Merger Sub ceased to exist and RightWorks, as the surviving corporation in the Merger, became a wholly-owned subsidiary of i2.

         The purchase price was determined by an arm's length negotiation among the parties to the Merger Agreement.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

         (b)      Pro Forma Financial Information

         Pro forma financial information required by this item was previously reported pursuant to General Instruction B.3. of Form 8-K in the Company's Registration Statement on Form S-4 filed on June 29, 2001, as amended (Registration No. 333-64290).

         (c)      Exhibits

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
        2.1 Agreement and Plan of Reorganization dated as of March 8, 2001 by and among i2, Merger Sub and RightWorks (incorporated by reference to Annex A to i2's Registration Statement on Form S-4 filed on May 3, 2001, as amended (Registration No. 333-60128)).

        99.1    Text of Press Release of the Company dated August 23, 2001.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         INTERNET CAPITAL GROUP, INC.



                         By:   /s/ Henry N. Nassau
                            --------------------------------------------------
                            Name:  Henry N. Nassau
                            Title: Managing Director & General Counsel



Date:  September 6, 2001



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                                  EXHIBIT INDEX

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
Exhibit No.                           Description
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
2.1                                   Agreement and Plan of Reorganization dated
                                      as of March 8, 2001 by and among i2,
                                      Merger Sub and RightWorks (incorporated by
                                      reference to Annex A to i2's Registration
                                      Statement on Form S-4 filed on May 3,
                                      2001, as amended (Registration No. 333-60128)).
99.1                                  Text of Press Release of the Company dated August 23, 2001.
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